W.P. Stewart & Co. Growth Fund, Inc.

Supplement dated February 2, 2006
to Prospectus dated May 2, 2005

          Effective immediately, the W.P. Stewart & Co. Growth Fund, Inc. (the “Fund”) prospectus is modified as follows.

          Under “MANAGEMENT,” on page 9 of the prospectus, the third full paragraph under “The Investment Adviser” is deleted in its entirety and replaced with the following:

          The Adviser’s portfolio manager for the Fund is John C. Mahler, Jr., President of the Fund. Dr. Mahler has served as a portfolio manager of the Fund since January 4, 2006, and of other accounts managed by the Adviser and its affiliates and predecessors since December 2005. Dr. Mahler served as Head of Equities at Brown Brothers Harriman & Company from January 2004 to November 2005 and was Director of Research from October 2001 to December 2003. Prior to joining Brown Brothers, Dr. Mahler served at Manning and Napier Advisors, Inc. as Co-director of Research and Senior Analyst/Portfolio Manager from January 2000 to September 2001 and March 1997 to December 1999, respectively.

          Dr. Mahler began his career in clinical research at Cornell University Medical College, where he spent five years on the full-time faculty. Dr. Mahler holds both B.A. and M.D. degrees from the University of North Carolina, Chapel Hill, NC and an MBA from Columbia University in New York. (The Statement of Additional Information, under “Investment Advisory and Other Services,” provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.)

          Dr. Mahler and the other portfolio managers of the Adviser are members of an investment research group which selects the group of securities in which each account, including the Fund, may invest. Dr. Mahler, who is primarily responsible for the day-to-day management of the Fund’s portfolio, selects securities from this group for investment by the Fund. Although each account managed by the Adviser has individual objectives and a unique portfolio, the Fund’s investments generally are similar to investments made by the Adviser’s other managed accounts.

INVESTMENT COMPANY ACT FILE NO. 811-8128